FISCHER IMAGING CORPORATION
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

                          Adopted on February 26, 1993
                          Amended on February 26, 1997

I.    PURPOSE

     The Fischer Imaging Corporation Nonemployee Director Stock Option Plan (the "Plan") provides for the grant of Stock Options to Nonemployee Directors of Fischer Imaging Corporation (the "Company") in order to advance the interests of the Company through the attraction, motivation and retention of its Nonemployee Directors.

II.   NON-STATUTORY STOCK OPTIONS

      The Stock Options granted under the Plan shall be nonstatutory stock options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

III.  ADMINISTRATION

      3.1 COMMITTEE. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of two or more directors (the "Committee"). The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Option granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board of Directors whenever the Board is discharging the powers and responsibilities of the Committee.

      3.2 ACTIONS OF THE COMMITTEE. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants in the Plan, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.


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IV.   DEFINITIONS

      4.1 "STOCK OPTION." A Stock Option is the right granted under the Plan to a Nonemployee Director to purchase shares of Common Stock.

      4.2 "COMMON STOCK." A share of Common Stock means a share of authorized but unissued or reacquired common stock (par value $.01 per share) of the Company.

      4.3 "FAIR MARKET VALUE." If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after such consultation with outside legal, accounting and other experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value. If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through Nasdaq (its automated system for reporting quotes), for the date in question or, if the Common Stock is listed on the Nasdaq National Market or is listed on a national stock exchange, the officially quoted closing price on Nasdaq or such exchange, as the case may be, on the date in question.

      4.4 "NONEMPLOYEE DIRECTOR". A Nonemployee Director is a Member of the Board of Directors of the Company who is not also an employee of the Company.

      4.5 "PARTICIPANT". A Participant is a Nonemployee Director to whom a Stock Option is granted.

V.    OPTION GRANTS

      5.1 AUTOMATIC GRANTS OF SHARES. Upon the initial election or appointment of a Nonemployee Director to the Company's Board of Directors, the Nonemployee Director shall be automatically granted a Stock Option to purchase 2,000 shares of Common Stock, plus an additional 2,000 shares of Common Stock if he or she shall serve on the Compensation Committee, and an additional 1,000 shares of Common Stock if he or she shall serve on the Audit Committee (subject to adjustment pursuant to Section 6.2 hereof) effective as of the date such person is elected or appointed to the Board of Directors. Thereafter, on each succeeding February 26th, each Nonemployee Director then serving on the Board of Directors shall be automatically granted a Stock Option to purchase 2,000 shares of Common Stock, plus an additional 2,000 shares of Common Stock if such person is then serving on the Compensation Committee and an additional 1,000 shares of Common Stock if such person is then serving on the Audit Committee (subject to adjustment pursuant to Section 6.2 hereof). The purchase price per share of Common Stock for the shares to be purchased pursuant to the exercise of any such Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date on which the Nonemployee Director is granted the Stock Option. Such Stock Options shall be fully vested on the date of grant and shall expire, to the extent not exercised, five years after the date of grant.




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      5.2 DISCRETIONARY GRANTS OF OPTIONS. The Board of Directors may also make discretionary grants of Stock Options to Nonemployee Directors. The number of shares of Common Stock underlying such Stock Options and the exercise price, vesting, and other terms and conditions of such Stock Options shall be determined by the Board of Directors at the time such Stock Options are granted.

      5.3 OTHER TERMS. Except for the limitations set forth in Section 5.1 with respect to Stock Options automatically granted to Nonemployee Directors, the terms and provisions of Stock Options shall be as determined from time to time by the Committee, and each Stock Option issued may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan. Any Nonemployee Director who is prohibited by a policy of his or her employer from receiving Stock Options under the Plan will not be eligible to receive Stock Options under the Plan.

VI.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

      6.1 MAXIMUM NUMBER. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 200,000 authorized but unissued shares. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

      6.2 CAPITAL CHANGES. In the event any changes are made to the number of shares of Common Stock outstanding (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such fractional share.

VII.  EXERCISE OF STOCK OPTIONS

      7.1 EXCHANGE OF OUTSTANDING STOCK. The Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

      7.2 USE OF PROMISSORY NOTE. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a





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Participant to deliver to the Company a promissory note as full or partial payment for the exercise of a Stock Option.

      7.3 STOCK RESTRICTION AGREEMENT. The Committee may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term as a Director of the Company. The acceleration of time or times at which a Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

      7.4 TERMINATION OF DIRECTOR STATUS BEFORE EXERCISE. If a Participant's term as a Director of the Company shall terminate for any reason other than the Participant's death or disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his Director status for a period of three months (but in no event beyond five years from the date of grant of the Stock Option). If the Participant's Director status is terminated because the Participant dies or is disabled within the meaning of
Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his Director status for a period of twelve months (but in no event beyond five years from the date of grant of the Stock Option). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

      7.5 DISPOSITION OF FORFEITED STOCK OPTIONS. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant but may be made subject to Stock Options granted to other Participants.

VIII. NO EFFECT UPON STOCKHOLDER RIGHTS

      Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove the Participant from the Board pursuant to the Delaware General Corporation Law or the Company's Certificate of Incorporation or Bylaws.

IX.   NO RIGHTS AS A STOCKHOLDER

      A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.






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X.    ASSIGNABILITY

      Except as approved by the Board, no Stock Option granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, or any other person other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. Notwithstanding the foregoing, in the event of the Participant's death, the Stock Option may be exercised by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XI.   MERGER OR LIQUIDATION OF THE COMPANY

      If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets of the Company or enters into a merger or reorganization in which the Company is not the surviving corporation or the Corporation is the surviving corporation but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger or reorganization, the Board shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, the Stock Options granted hereunder. By way of illustration, and not by way of limitation, the Board may provide that such Stock Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Stock Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Board may provide that Stock Options or other rights granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Stock Options will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Article XI shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

XII.  AMENDMENT

      The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that except as provided in
Article XI, no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall be taken without the approval of the stockholders of the Company if such approval is required by applicable law or the rules of the Nasdaq National Market (or any other automated quotation system or securities exchange upon which the Company's securities are listed).





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XIII. REGISTRATION OF OPTIONED SHARES

      The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

XIV.  BROKERAGE ARRANGEMENTS

      The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the shares acquired upon such exercise.

XV.   NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Plan (or any amendments thereto) by the Board nor the submission of the Plan (or any amendments thereto) to stockholders of the Company for their approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Nonemployee Directors, which the Company now has lawfully put into effect.

XVI.  EFFECTIVE DATE

      This Plan was adopted by the Board of Directors and became effective on February 26, 1993. This Plan was amended effective February 26, 1997 (subject to stockholder approval).





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